UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2017

HYPERDYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including Zip Code)

(713) 353-9400

(Registrant’s telephone number,
including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.             Changes in Registrant’s Certifying Accountant.

On November 15, 2017, Hein & Associates LLP (“Hein”) notified the Board of Directors of Hyperdynamics Corporation (the “Company”) that it declined to stand for reappointment as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending June 30, 2018.  The Audit Committee of the Company’s Board of Directors did not recommend or approve the change in accountants.

Neither of the reports of Hein on our financial statements for the fiscal years ended June 30, 2016 and 2017, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report included an explanatory paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended June 30, 2016 and 2017, and the period from July 1, 2017 to the date of their declination, there were no (a) disagreements with Hein, whether or not  resolved to the former accountant’s satisfaction, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Hein, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements, or (b) reportable events described in Item 304(a)(1)(v) of Regulation S-K, except as follows:

As reported in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, as of June 30, 2017, the Company’s internal control over financial reporting was ineffective.  During the fiscal year 2017, the Company experienced turnover in its accounting group and as of June 30, 2017, it lacked a sufficient number of competent accounting personnel.   This material weakness in the Company’s internal controls over financial reporting had a material adverse impact on its quarterly and annual financial close process and reporting. The Company is in the process of remediating this weakness by adding additional competent accounting personnel.  The Audit Committee of the Company’s Board of Directors discussed this matter with Hein, and the Company has authorized Hein to respond fully to the inquiries of the successor accountant concerning this matter.

The Company provided Hein with a copy of the disclosures it is making in this Report and has requested that Hein furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating the respects in which they do not agree.  A copy of Hein’s letter is filed herewith as Exhibit 16.1.

A new independent accountant has not yet been engaged.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Hein & Associates LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: November 20, 2017	By:	/s/ Jason Davis
	Name:	Jason Davis
	Title:	Chief Financial Officer